PRELIMINARY PROXY
                       LORD ABBETT SECURITIES TRUST
                A Lord Abbett Managed Investment Company
  The GM Building  767 Fifth Avenue  New York, NY 10153-0203  (212) 848-1800






Dear Shareholder:

                  You are cordially invited to attend the Special Meeting of Shareholders of the International Series of Lord Abbett Securities Trust scheduled to be held on September 15, 1998, at 11:00 a.m., at 875 Third Ave., New York, New York. Your Board of Trustees looks forward to greeting those shareholders who are able to attend.

     At the meeting, the shareholders of the International Series will be asked to vote on a proposed Sub-Investment Management Agreem ent between Lord, Abbett & Co. and Fuji Investment Management Co. (Europe) Ltd., in anticipation of Lord, Abbett & Co.'s acquisition of a 25% or greater ownership interest in Fuji Investment Management Co. (Europe) Ltd.

                  The  proposal  is  described   fully  in  the  enclosed  proxy
statement. I encourage you to review the proxy statement for all the details regarding the meeting agenda.

                  Your Board of Trustees believes this proposal is in the best interest of the Series' shareholders and unanimously recommends a vote "for" the proposal. No matter how many shares you own, it is important that they be represented and voted. Accordingly, please sign, date and mail the enclosed proxy card in the postage paid return envelope.

                  Your prompt response will help save the Series the expense of additional solicitation.


                                                     Sincerely,


                                                     Robert S. Dow
                                                     Chairman of the Board

July 7, 1998

                          LORD ABBETT SECURITIES TRUST
                                767 Fifth Avenue
                            New York, New York 10153


         NOTICE OF SPECIAL MEETING OF INTERNATIONAL SERIES' SHAREHOLDERS
                                   TO BE HELD
                               September 15, 1998

                                 PROXY STATEMENT

PLEASE SIGN AND MAIL THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, EVEN
 IF YOU OWN ONLY A FEW SHARES. YOUR PROMPT RETURN OF THE PROXY MAY SAVE THE INTERNATIONAL SERIES THE EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM
AT THIS MEETING.

                          LORD ABBETT SECURITIES TRUST
                              INTERNATIONAL SERIES
                                767 Fifth Avenue
                            New York, New York 10153




Notice of Special Meeting of International Series' Shareholders
To Be Held September 15, 1998                            July 7, 1998


Notice is given hereby of a special meeting of the shareholders of the International Series (the "Series") of Lord Abbett Securities Trust (the "Fund"). The meeting will be held at the offices of Lord, Abbett & Co. ("Lord Abbett"), on the 23rd floor, 875 Third Avenue,
New York, New York, on Tuesday, September 15, 1998, at 11:00 a.m., for the following purpose and to transact such other business as may properly come before the meeting and any adjournments thereof.

     ITEM 1. To approve or disapprove a new Sub-Investment Management Agreement with Fuji Investment Management Co. (Europe) Ltd. (the "Sub-Adviser"), in anticipation of Lord, Abbett & Co. acquisition of a 25% or greater ownership interest in the Sub-Adviser, as described in the proxy statement.


                                             By order of the Board of Trustees

                                                  Paul A. Hilstad
                                                  Vice President and Secretary

The Board of Trustees has fixed the close of business on June 24, 1998 as the record date for determination of shareholders of the International Series entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held. As of June 24, 1998, there were _______ shares of the International Series issued and outstanding.



PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED.

TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.

                          LORD ABBETT SECURITIES TRUST
                                767 Fifth Avenue
                            New York, New York 10153

                                                         July 7, 1998

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Lord Abbett Securities Trust, a diversified, open-end management investment company organized as a Delaware business trust (the "Fund"), for use at a special meeting of shareholders of the International Series (the "Series") of the Fund to be held at 11:00 a.m. on Tuesday, September 15, 1998, on the 23rd floor, 875 Third Avenue, New York, New York, and at any adjournments thereof. This proxy statement and the enclosed proxy card are first being mailed to shareholders on or about July 7, 1998.

                  At the close of business on June 24, 1998 (the "Record Date"), there were issued and outstanding ________ shares of the Series. Only shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the special meeting or any adjournment thereof. Proxies will be solicited by mail. Additional solicitations may be made by telephone, facsimile or personal contact by officers or employees of Lord Abbett and its affiliates. The Fund also may request brokerage houses, custodians, nominees, and fiduciaries who are shareholders of record to forward proxy materials to beneficial owners. The cost of the solicitation initially will be borne by Lord, Abbett & Co., the Investment Manager of the Fund ("Lord Abbett").

                  Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of the Series held as of the Record Date. Under Delaware law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Fund: (1) if only one votes, that vote binds all; (2) if more than one votes, the vote of the majority binds all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately. If the enclosed form of proxy is properly executed and returned in time to be voted at the meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the item described in this Proxy Statement and any other matters as deemed appropriate. A proxy may be revoked by the signer at any time at or before the meeting by written notice to the Fund, by execution of a later-dated proxy or by voting in person at the meeting.

     1. PROPOSAL TO APPROVE A NEW SUB-INVESTMENT MANAGEMENT AGREEMENT IN ANTICIPATION OF LORD ABBETT'S ACQUISITION OF A 25% OR GREATER STAKE IN THE SUB-ADVISER

Lord Abbett serves as the Fund's investment manager and is responsible for providing the Fund with a continuous investment program pursuant to an Investment Management Contract dated May 19, 1993 (the "Management Contract") and an addendum thereto relating to the Series dated ___, 1996. The Management Contract was most recently approved by the shareholders of the Fund at an annual meeting held on _____, 19__; the addendum was approved by the initial shareholder of the Series on _____, 1996.

Fuji Investment Management Co. (Europe) Ltd. ("the Sub-Adviser") serves as the Fund's sub-investment manager pursuant to a Sub-Investment Management Agreement and between Lord Abbett and the Sub-Adviser dated ____, 1996 (the "Current Sub-Investment Management Agreement").

     The Sub-Adviser is an affiliate of Fuji Bank Limited of Tokyo, Japan ("Fuji Bank"). Fuji Bank owns 40% of the outstanding voting stock of the Sub-Adviser, and an affiliate of Fuji Bank, Fuji Investment Management Co. (Tokyo)("FIMCO Tokyo"), owns approximately 51% of the outstanding voting stock. Lord Abbett indirectly owns a minor percentage of the outstanding voting stock, through Fuji Bank, but is negotiating with Fuji Bank to increase its ownership interest in the Sub-Adviser. Lord Abbett anticipates increasing its ownership interest in the Sub-Adviser by purchasing from the Sub-Adviser shares of its voting common stock. Although the terms of the transaction have not been definitively resolved, Lord Abbett expects to own at least 25% of the Sub-Adviser's outstanding voting stock as a result of the transaction, which it now anticipates will take place in several stages. Under the 1940 Act, this transaction may result in an assignment of the Current Sub-Investment Management Agreement, resulting in its termination.

At a meeting of the Trustees held on June 17, 1998, the Trustees, including all of the Independent Trustees, unanimously approved a new Sub-Investment Management Agreement (the "New Sub-Investment Management Agreement") by and between Lord Abbett and the Sub-Adviser, effective upon the termination of the Current Sub-Investment Management Agreement.

Christopher Taylor, Deputy Managing Director of the Sub-Adviser, serves as portfolio manager for the Series. He has been with the Sub-Adviser and its predecessor since 1987 and has 15 years of investment experience. The names and addresses of all of the officers and directors of the Sub-Adviser are set forth below.



         Kunitake Nomura               Chairman and Director
                                       President, FIMCO Tokyo
                                       Tokyo, Japan


         Hiroaki Kobayashi             Managing Director*
                                       London, UK



         Chris Taylor                  Deputy Managing Director*
                                       Head of Equity Fund Management and
                                       Research
                                       London, UK


         Terunobu Toriumi              Director
                                       _______, FIMCO Tokyo
                                       Tokyo, Japan


         Osamu Kita                    Director
                                       _______, FIMCO Tokyo
                                       London, UK


         Magane Ide                 Director
                                    ________, FIMCO Tokyo
                                    Tokyo, Japan


         Hideshi Iwai               Director
                                    ________, Fuji Bank
                                    Tokyo, Japan



         Junji Miyamoto             Director
                                    ________, Fuji International
                                     London, UK


         Alan Howell                Associate Director, Compliance Officer*
                                    Fuji International
                                    London, UK


         Stuart Wigfall       Associate Director, Head of Bonds and Treasury*
                                    Fuji International
                                    London, UK


         Yoshitaka Yoshino          Senior Manager, Fund Manager*
                                    Fuji International
                                    London, UK


         Atul Sangani             Manager, Company Accounting, Fund Accounting*
                                    Fuji International
                                    London, UK

         Janice Laugharne          Manager, Settlement*
                                   Fuji International
                                   London, UK

         Warren Goillau            Manager, Fund Manager*
                                   Fuji International
                                   London, UK

         *        Principal Occupation


Under the New Sub-Investment Management Agreement, the Sub-Adviser provides the Fund with advice and recommendations regarding the Fund's investments. The Sub-Adviser also provides the Fund on a continuous basis with economic and financial information, as well as other research and assistance.

A form of the New Sub-Investment Management Agreement is attached to this Proxy Statement as Exhibit A. The material terms of the New Sub-Investment Management Agreement are described below, although the description below is qualified by reference to Exhibit A.

MATERIAL PROVISIONS OF THE SUB-INVESTMENT MANAGEMENT AGREEMENT

The New Sub-Investment Management Agreement is substantially identical to the Current Sub-Investment Management Agreement.

A.  Compensation

The New Sub-Investment Management Agreement will continue to provide that the Sub-Adviser is required to pay all expenses that it incurs in connection with the performance of its duties under the Agreement. The Sub-Investment Management Agreement also will continue to provide that Lord Abbett, not the Fund, shall pay the sub-advisory fees.

Pursuant to the New Sub-Investment Management Agreement, Lord Abbett will continue to pay the Sub-Adviser a fee at the annual rate of 0.375% of the average daily net assets of the Fund. Lord Abbett will pay this fee to the Sub-Adviser within ten business days of receipt by Lord Abbett of the advisory fee payable to it by the Series under its Management Contract.

The Sub-Adviser also serves as sub-adviser to the Equity Series of the Lord Abbett Global Fund ("Equity Series"), at the same fee rate as in the New
Sub-Investment   Management   Agreement.   The  following   table  compares  the
sub-advisory fees and sizes of the International Series and the Equity Series.

---------------------------------- -------------------------------

Fund            Sub-Advisory Fee Rate           Total Assets as of May 31, 1998
----            ---------------------           --------------------------------


International  .375 of 1% of average daily         $114,425,180
Series          net assets


Equity Series  .375 of 1% of average daily         $84,196,747
                net assets
---------------------------------- -------------------------------

B.  Term

The New Sub-Investment Management Agreement will take when and if approved by shareholders of the Series and will remain in effect until September 15, 2000. Thereafter, the New Sub-Investment Management Agreement will continue in effect from year to year subject to the annual approval of its continuance as described below under "Termination, Continuance and Amendment."

C.  Termination, Continuance and Amendment

Except as described above, the New Sub-Investment Management Agreement will continue from year to year subject to annual approval of its continuance by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and annual approval by either (a) the Trustees of the Fund, or (b) a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The New Sub-Investment Management Agreement will be terminable at any time without penalty on 60 days' written notice by the Trustees, by a vote of a majority of the Fund's outstanding voting securities, or by Lord Abbett or the Sub-Adviser, as the case may be. The New Sub-Investment Management Agreement will terminate automatically in the event of its assignment or in the event that Lord Abbett ceases to act as the Fund's investment adviser.

D.  Limitation of Liability

The New Sub-Investment Management Agreement will continue to provide that the Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or Lord Abbett in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by the Sub-Adviser of its obligations and duties under the Agreement.

For the fiscal year ended October 31, 1997, the Series paid fees of $127,715 to Lord Abbett for its investment management services and fees of $54,071 to Lord Abbett Distributor LLC, a subsidiary of Lord Abbett, for its services under the Series' plan of distribution.

E.  Analysis of Proposal and Review of Trustees

The Trustees have determined that the terms of the New Sub-Investment Management Agreement are fair and reasonable. In approving the New Sub-Investment
Management Agreement and recommending its approval by the shareholders of the Series, the Trustees, including the Independent Trustees, considering the best interest of the shareholders of the Fund and the Series, took into account all factors they deemed relevant. These factors and the Trustees' related analysis are described below.

Throughout the review process, the Independent Trustees were advised by counsel to the Fund, who was not counsel to Lord Abbett or the Sub-Adviser.

F.  Trustees' Evaluation and Recommendation

The Trustees, including all of the Independent Trustees, by a vote cast at a meeting held on June 17, 1998, unanimously voted to approve, and to recommend to the shareholders of the Series that they vote to approve, the New Sub-Investment Management Agreement. If the New Sub-Investment Management Agreement is not approved by the shareholders of the Series, the Trustees would consider what additional action, if any, is appropriate.

The Trustees, in considering whether to approve and recommend to shareholders that they vote to approve the New Sub-Investment Management Agreement, considered the terms of the New Sub-Investment Management Agreement, the quality and experience of the Sub-Adviser's management, and the investment performance of the accounts managed by the Sub-Adviser. Although the Trustees considered all of these factors, they noted in particular the experience of Mr. Taylor, the historical performance of the International Series, which the Sub-Adviser has advised since 1996, and the fact that the terms of the New Sub-Investment Management Agreement are substantially identical to those of the Current Sub-Investment Management Agreement.

The Board of Trustees recommends that shareholders vote in favor of the proposed sub-advisory agreement.

G.  Required Vote

Approval of this proposal requires the affirmative vote of a "majority" of the Series' outstanding voting securities. A majority means the lesser of (i) 67% or more of the Series' shares present at the Meeting if the holders of more than 50% of the Series' outstanding shares are present or represented by proxy at the Meeting or (ii) more than 50% of the Series' outstanding shares (a "1940 Act Majority Shareholder Vote").

2.       OTHER INFORMATION

                  Management is not aware of any matters to come before the meeting other than those set forth in the notice. If any such other matters do come before the meeting, the individuals named as proxies will vote, act, and consent with respect thereto in accordance with their best judgment.

         a.       TIMELINESS OF SHAREHOLDER PROPOSALS.

                  Any shareholder proposals to be presented for action at the Fund's next shareholder meeting pursuant to the provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received at the Fund's principal executive offices within a reasonable time in advance of the date solicitation is made for such meeting. The Fund does not intend to hold another annual or special meeting of shareholders unless required to do so by the Act.

         b.       INVESTMENT ADVISER AND UNDERWRITER.

                  Lord, Abbett & Co., 767 Fifth Avenue, New York, New York, 10153, ("Lord Abbett") acts as investment adviser and Lord Abbett Distributor LLC, a subsidiary of Lord Abbett located at the same address, acts as principal underwriter with respect to the Fund.

         c.       ANNUAL REPORT AVAILABLE UPON REQUEST.

                  The Fund will furnish, without charge, a copy of the Fund's most recent annual report and the most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. A shareholder may obtain such report(s) by writing to the Fund or by calling 800-874-3733.

                                               LORD ABBETT SECURITIES TRUST

                                               Paul A. Hilstad
                                               Vice President and Secretary

                          LORD ABBETT SECURITIES TRUST
                        LORD ABBETT INTERNATIONAL SERIES

                         SPECIAL MEETING OF SHAREHOLDERS
                               September 15, 1998
                                875 Third Avenue
                               New York, New York


          The undersigned hereby appoints ROBERT S. DOW and PAUL A. HILSTAD and each of them proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at the special meeting of shareholders of the International Series (the "Series") of LORD ABBETT SECURITIES TRUST on September 15, 1998 including all adjournments, as specified below, and in their discretion upon such other business as may properly be brought before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHICH RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE VOTE OF THE UNDERSIGNED WILL BE CAST FOR THE PROPOSAL LISTED BELOW.

 1. For |_| Against |_| Abstain |_| To approve or disapprove a new sub-advisory agreement with Fuji Investment Management Co. (Europe), Ltd. in anticipation of Lord, Abbett & Co.'s acquisition of a 25% or greater ownership interest in the Sub-Adviser, as described in the proxy statement.

ACCOUNT NUMBER              SHARES                    PROXY NUMBER

LORD ABBETT SECURITIES TRUST
 INTERNATIONAL SERIES

                                             PLEASE  SIGN,  DATE AND  MAIL  THIS
                                             PROXY IN THE  POSTAGE  PAID  RETURN
                                             ENVELOPE PROVIDED.

                                    For  information  as to the  voting of stock
                                    registered in more than one name, see page 1
                                    of the proxy  statement.  When  signing  the
                                    proxy as attorney, executor,  administrator,
                                    Trustee or  guardian,  please  indicate  the
                                    capacity  in  which  you  are  acting.  Only
                                    authorized    officers   should   sign   for
                                    corporations.

                                    Date:....................................

                                Signature(s) of Shareholder(s) as shown at left

                                    ..........................................

                                    ..........................................
                                                 (Please read other side)

                                                                   EXHIBIT A


Fuji Investment Management Co. (Europe) Ltd.                 December  __, 1996
River Plate House
7-11 Finsbury Circus
London EC2M 7HJ


                       Sub-Investment Management Agreement

Dear Sirs:

                  Lord Abbett Securities Trust (the "Fund") has been organized as a business Trust under the laws of the State of Delaware to engage in the business of an investment company. Its Trustees have selected Lord Abbett & Co. (the "Adviser") to provide overall investment advice and management for the Fund, and to provide certain other services, under the terms and conditions provided in the Management Agreement and Addemdum thereto, dated November 1, 1996, between the Fund and the Adviser (the "Management Agreement"). The Adviser and the Trustees of the Fund have selected Fuji Investment Management Co. (Europe) Ltd. (the "Sub-Adviser") to provide the Adviser and the International Series of the Fund (the "Series") with the advice and services set forth below with respect to such portion of the Fund's assets as the Adviser, in consultation with the Sub-Adviser, shall allocate, pursuant to Section 3 of this Agreement, to investments in countries other than the United States (the "Foreign Assets") and the Sub-Adviser is willing to provide such advice and services, subject to the review of the Trustees and overall supervision of the Adviser, under the terms and conditions hereinafter set forth. The Sub-Adviser hereby represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Accordingly, the Adviser agrees with the Sub-Adviser as follows:

     1. Delivery of Documents. The Fund has furnished the Sub-Adviser with copies, properly certified or otherwise authenticated, of each of the following:

                  (a) Declaration and Agreement of the Fund, dated February 26, 1993 (the "Articles");

                  (b)      By-Laws of the Fund as in effect hereof;

                  (c)      resolutions of the Trustees of the Fund selecting the
                           Sub-Adviser   as   sub-adviser  to  the  Adviser  and
                           approving the form of this Agreement;

                  (d) resolutions of the Trustees of the Fund selecting the Adviser as investment adviser to the Fund and approving the form of the Adviser's Management Agreement with the Fund;

                  (e)      the Adviser's Management Agreement with the Fund;

                  (f) commitments, limitations and undertakings made by the Series to state "blue sky" authorities for the purpose of qualifying shares of the Series for sale in such states;

                  (g) the Adviser's Code of Ethics as currently in effect.

         The Fund will  furnish the  Sub-Adviser  from time to time with copies,
properly  certified  or  otherwise  authenticated,   of  all  amendments  of  or
supplements to the foregoing, if any.

         2. Investment Services. The Sub-Adviser will use its best efforts to provide to the Adviser for the Series a continuing and suitable investment program with respect to investments in Foreign Assets, consistent with the investment policies, objectives and restrictions of the Series. In the performance of the Sub-Adviser's duties hereunder, subject always (i) to the provisions contained in the documents delivered to the Sub-Adviser pursuant to
Section 1, as each of the same may from time to time be amended or supplemented, and (ii) to the limitations set forth in the registration statement of the Fund as in effect from time to time under the Securities Act of 1933, as amended, the Sub-Adviser will, at its own expense with respect to the Foreign Assets:

         (a) furnish the Adviser with advice and recommendations with respect to the Foreign Assets, consistent with the investment policies, objectives and restrictions of the Series, including advice on the selection and allocation of investments among foreign securities markets and among foreign equity and debt securities;

         (b) subject to prior consultation with the Adviser, except as such consultation shall be waived or limited by the Adviser, determine which portfolio securities of the Series consisting of Foreign Assets should be purchased, held or disposed of and what portion of such assets, if any, should be held in cash or equivalents denominated in United States dollars or foreign currencies;

         (c) subject to prior consultation with the Adviser, except as such consultation shall be waived or limited by the Adviser, make decisions for the Series respecting foreign currency matters having regard to foreign exchange controls, if any, including determinations with respect to entering into forward foreign exchange contracts;

         (d) subject to prior consultation with the Adviser, except as such consultation shall be waived or limited by the Adviser, make determinations as to the manner in which voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Series' Foreign Assets shall be exercised;


         (e) furnish the Adviser with research, economic and statistical data in connection with the Series' investments and investment policies respecting Foreign Assets;

         (f) submit such reports relating to the valuation of the Series' securities consisting of Foreign Assets, including forward foreign exchange contracts relating to such Foreign Assets, as the Adviser may reasonably request;

         (g) engage in negotiations relating to the Series' investments in Foreign Assets with issuers, investment banking firms, securities brokers or dealers and other institutions or investors;

         (h) consistent with the provisions of Section 8 of this Agreement, place all orders for the purchase, sale or exchange of portfolio securities consisting of Foreign Assets for the Series' account with brokers or dealers selected by the Sub-Adviser, provided that in connection with the placing of such orders and the selection of such brokers or dealers the Sub-Adviser shall seek to obtain execution and pricing within the policy guidelines determined by the Trustees and set forth in the Prospectus and Statement of Additional Information of the Fund;

         (i) from time to time or at any time requested by the Adviser or the Fund's Trustees, make reports to the Adviser or the Fund, as requested, of the Sub-Adviser's performance of the foregoing services;

         (j) subject to the supervision of the Adviser, maintain and preserve the records required by the Investment Company Act of 1940 to be maintained by the Sub-Adviser (the Sub-Adviser agrees that such records are the property of the Fund and will be surrendered to the Fund promptly upon request therefor);

         (k) obtain and evaluate such information relating to economies, industries, businesses and securities markets, as well as portfolio securities of the Series, as the Sub-Adviser may deem necessary or useful in the discharge of its duties hereunder;

         (l) give instructions to the custodian and any sub-custodian of the Series as to deliveries of securities to and from such custodian or sub-custodian, transfer of currencies and payments of cash for the account of the Series, and advise the Adviser on the same day such instructions are given; and

         (m) cooperate generally with the Series and the Adviser to provide information necessary for the preparation of registration statements and periodic reports to be filed with the Securities and Exchange Commission, including Forms N-1A and N-SAR, periodic statements, shareholder communications and proxy materials furnished to holders of shares of the Series, filings with state "blue sky" authorities and with United States and foreign agencies responsible for tax matters, and other reports and filings of like nature.

         3. Allocation of Assets. Subject to the review of the Trustees, the Adviser, in consultation with the Sub-Adviser, shall determine at least quarterly the percentage of the Series' assets that shall be allocated to the Adviser or the Sub-Adviser for investment management (the "Asset Allocation") and the manner in which such Asset Allocation in general is to be achieved by adjustments to the Series' existing portfolio of securities. The Asset Allocation will specify the percentage of assets of the Series allocated to the Adviser or the Sub-Adviser for management on the effective date of such determination and will apply to cash inflow and outflow thereafter until the Asset Allocation is next redetermined. If the Adviser and the Sub-Adviser cannot agree on an Asset Allocation, the Adviser has the right to make the final determination, subject to review by the Trustees.

         4. Expenses Paid by the Sub-Adviser. The Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Agreement, the expenses of office rent, telephone and other facilities it is obligated to provide in order to perform the services specified in Section 2, and any other expenses incurred by it in connection with the performance of its duties hereunder.

         5. Expenses of the Series Not Paid by the Sub-Adviser. The Sub-Adviser will not be required to pay any expenses which this Agreement does not expressly state shall be payable by it. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 4, the Sub-Adviser will not be required to pay:

         (a) the compensation and expenses of Trustees of the Fund, and of independent advisers, independent contractors, consultants, managers and other agents employed by the Fund other than through the Sub-Adviser;

         (b)      legal, accounting and auditing fees and expenses of the Fund;

         (c)      the fees or  disbursements of custodians,  sub-custodians  and
                  depositories   of  the  Series'   assets,   transfer   agents,
                  disbursing agents, plan agents and registrars;

         (d) taxes and governmental fees assessed against the Series' assets and payable by the Series;

         (e) the cost of preparing and mailing dividends, distributions, reports, notices and proxy materials to shareholders, except that the Sub-Adviser shall bear the costs of providing the information referred to in Section 2(m);

         (f)      brokers' commissions and underwriting fees;

         (g)      fees  and  other   expenses   related  to   foreign   currency
                  transactions, including entering into forward foreign exchange contracts; and

         (h) the expense of periodic calculations of the net asset value of the Series' shares.

         6. Compensation of the Sub-Adviser. For all services to be rendered, facilities furnished and expenses paid or assumed by the Sub-Adviser as herein provided, the Adviser will pay the Sub-Adviser monthly, based on the average daily net asset value of the Series for the preceding month, a fee at the annual rate of one-half of the Adviser's fee from the Series pursuant to the Management Agreement during such month, computed and paid in United States dollars. The Series shall not be liable to the Sub-Adviser for the Sub-Adviser's compensation hereunder.

         If in any fiscal year of the Series the Adviser is required, or deems it appropriate, to reduce its fee or to reimburse expenses of the Series pursuant to the terms of its Management Agreement with the Series, the Sub-Adviser will likewise reduce its fee or reimburse the Adviser, within 30 days after the Adviser has notified the Sub-Adviser that the Adviser has so reduced its fee or reimbursed the Series, in an amount equal to one half of such reduction or reimbursement, if the Advisor, in its sole discretion, requests such a fee reduction or such an expense reimbursement from the Sub-Adviser. The net asset value of the Series shall be determined pursuant to the provisions of the Series' Prospectus and Statement of Additional Information.

         7. Other Activities of the Sub-Adviser and Its Affiliates. Nothing herein contained shall prevent the Sub-Adviser or any of its affiliates or associates from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, whether or not having investment policies or portfolios similar to the Series' except that, without the written consent of the Adviser which consent shall not be unreasonably withheld, the Sub-Adviser shall not act as investment manager for or provide investment advice to any other investment company registered under the Investment Company Act of 1940, as amended with investment objectives and policies similar to the Fund's. It is specifically understood that officers, trustees and employees of the Sub-Adviser and those of its affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients of the Sub-Adviser or its affiliates.

         8. Avoidance of Inconsistent Position, etc. In connection with purchases or sales of portfolio securities for the account of the Series, neither the Sub-Adviser nor any of its directors, officers or employees will act as principal or agent or receive any commission. The Sub-Adviser shall adopt and implement policies and procedures substantially similar to those contained in the Adviser's Code of Ethics (a copy of which has been furnished to the Sub-Adviser by the Adviser), which shall apply to the Sub-Adviser, its officers, directors and employees. The Sub-Adviser shall not knowingly recommend that the Series purchase, sell or retain securities of any issuer in which the Sub-Adviser or any of its affiliates has a financial interest without obtaining prior approval of the Adviser prior to the execution of any such transaction. For purposes of the foregoing sentence, the term "affiliate" shall have the same meaning as under the Investment Company Act of 1940. If any occasion should arise in which the Sub-Adviser advises persons concerning the shares of the Series, the Sub-Adviser will act solely on its own behalf and not in any way on behalf of the Series.

         9. No Partnership or Joint Venture. The Series, the Adviser and the Sub-Adviser are not partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

         10. Limitation of Liability of the Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Series or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

         11. Duration and Termination of this Contract. This Agreement shall remain in force two years from the date of its execution and thereafter from year to year, but only so long as such continuance is specifically approved, in the case of the first such approval, prior to its second anniversary and thereafter at least annually by (a) a majority of the Trustees of the Fund who are not interested persons of the Adviser, of the Sub-Adviser or (other than as Trustees) of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Trustees of the Fund, or (ii) a majority of the outstanding voting securities of the Series. This Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty by the Trustees of the Fund, by vote of a majority of the outstanding voting securities of the Series, by the Adviser or by the Sub-Adviser. This Agreement shall automatically terminate in the event of its assignment or upon the termination of the Adviser's Investment Management Contract with the Series. In interpreting the provisions of this Section 11, the definitions contained in
Section 2(a) of the Investment Company Act of 1940, as amended (particularly the definitions of "assignment," "interested person" or "voting security"), shall be applied.

         12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement shall be effective until approved by (a) the Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Adviser, of the Sub-Adviser or (other than as Trustees) of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding voting securities of the Series, as defined in the Investment Company Act of 1940, as amended.

         13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Series and the Adviser may use the name "Fuji Investment Management Co. (Europe) Ltd." or any name derived from or similar to that name in reports, filings, shareholder communications, registration statements, advertising materials and materials of like nature, subject always to the right of the Sub-Adviser to review any such materials prior to their use, only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. At such time as such an agreement shall no longer be in effect, the Series and the Adviser will (to the extent they lawfully can) cease to use the name "Fuji Investment Management Co. (Europe) Ltd." or any other name indicating that the Series or the Adviser is advised by or otherwise connected with the Sub-Adviser. The obligations of the Series are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Series, but only the Series' property shall be bound.

         14. Governing Law. This Agreement shall be construed in accordance with the laws of New York and the applicable provisions of the Investment Company Act of 1940, as amended.


                                                  Yours very truly,

                                                  LORD, ABBETT & CO.



                                             By____________________________
                                                     Managing Partner



The foregoing contract
is hereby agreed to as of
the date hereof.

FUJI INVESTMENT MANAGEMENT CO. (EUROPE) LTD.


By __________________________